UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Legg Mason Partners Variable Portfolios I, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners

Variable Strategic

Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Strategic

Bond Portfolio

Annual Report • December 31, 2006

What’s

Inside

Fund Objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i expanded 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 4.33%.

Legg Mason Partners Variable Strategic Bond Portfolio         I

Strong demand from investors seeking incremental returns, solid corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were several high profile company specific issues, they were not enough to drag down the overall high yield market. During the 12-month period ended December 31, 2006, the Citigroup High Yield Market Indexv returned 11.85%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 9.88%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) became the Portfolio’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

The Portfolio was formerly known as Salomon Brothers Variable Strategic Bond Fund.

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market

II         Legg Mason Partners Variable Strategic Bond Portfolio

timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Legg Mason Partners Variable Strategic Bond Portfolio         III

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

Turning to the bond market, the Treasury yield curveiii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.

Both high yield bonds and emerging market debt performed very well during the fiscal year. Continued strong corporate profits, low default rates and solid demand helped the high yield bond market generate solid results during 12-month period ended December 31, 2006. Over that time, the Citigroup High Yield Market Indexiv gained 11.85%. While the emerging debt market experienced periods of volatility, continued global growth, high commodity prices, and an end to U.S. interest rate hikes supported the asset class. For the 12-month period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 9.88%.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         1

Performance Update

For the 12 months ended December 31, 2006, Class I shares of the Legg Mason Partners Variable Strategic Bond Portfolio1 returned 5.03%. These shares outperformed the Portfolio’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexvi, which returned 4.33% for the same period. The Lipper Variable Global Income Funds Category Average2 increased 6.26% over the same time frame.

Performance Snapshot as of December 31, 2006 (unaudited)

	6 Months	12 Months
Variable Strategic Bond Portfolio[1] – Class I shares	5.64%	5.03%

Lehman Brothers U.S. Aggregate Index	5.09%	4.33%

Lipper Variable Global Income Funds Category Average	5.61%	6.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds for the six-month period and among the 33 funds for the 12-month period in the Portfolio’s Lipper category.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds in the Portfolio’s Lipper category.

2         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Q. What were the most significant factors affecting Portfolio performance?

What were the leading contributors to performance?

A. We managed duration tactically during the fiscal year, allowing it to rise and fall with fluctuating interest rates. Our decision to generally have a longer duration during the last half of the year was beneficial as yields fell when the Fed paused from raising interest rates and housing data came in much worse than expected. In addition, an overweight to mortgage-backed securities enhanced results as they outperformed Treasuries. An emphasis on BBB-rated corporate securities and high yield bonds boosted returns as well. In particular, overweight positions in Ford Motor Co., General Motors Corporation and GMAC were helpful as they performed extremely well during the period. Finally, a small exposure to emerging market debt enhanced results.

What were the leading detractors from performance?

A. A long duration during the first half of the reporting period detracted from results as the economy was stronger than expected and the Fed continued to raise interest rates. Over the same timeframe, our yield curve positioning hurt results. In particular, our bias to the short- to intermediate-part of the curve was detrimental as the yield curve flattened. In addition, the Portfolio’s exposure to Treasury Inflation Protected Securities (“TIPS”)vii was a negative to performance as inflationary pressures subsided in the second half of the year as oil prices fell sharply.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes during the period.

Thank you for your investment in the Legg Mason Partners Variable Strategic Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2007

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolios may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Please see the Portfolio’s prospectus for more information on these and other risks

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
[v]

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

U.S. Treasury Inflation Protected Securities (“TIPS”) are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increase their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

4         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class I	5.64%	$1,000.00	$1,056.40	0.80%	$4.15

(1)	For the six months ended December 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class I	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

(1)	For the six months ended December 31, 2006.
(2)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         7

Fund Performance

Average Annual Total Returns – Class I Shares(1) (unaudited)
Twelve Months Ended 12/31/06	5.03%

Five Years Ended 12/31/06	7.18

2/17/98* through 12/31/06	6.37

Cumulative Total Return – Class I Shares(1) (unaudited)
2/17/98* through 12/31/06	72.93%

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations.

8         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of Legg Mason Partners Variable Strategic Bond Portfolio vs. the Lehman Brothers U.S. Aggregate Bond Index† (February 17, 1998 – December 31, 2006)

†	Hypothetical illustration of $10,000 invested in Class I shares at inception on February 17, 1998, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Lehman Brothers Aggregate Bond Index (from February 28, 1998 through December 31, 2006) is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         9

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS VARIABLE STRATEGIC BOND PORTFOLIO

Face Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 48.2%
FNMA — 29.9%
	Federal National Mortgage Association (FNMA):
$16,500,000	5.000% due 1/17/21-1/11/36 (a)(b)	$15,976,563
8,400,000	5.500% due 1/17/21-1/11/36 (a)(b)	8,366,470
100,000	6.000% due 1/17/21 (a)(b)	101,406
9,142	8.000% due 7/1/30-9/1/30	9,645
38,831	7.500% due 8/1/30-2/1/31	40,447
3,760,000	6.500% due 1/11/36 (a)(b)	3,831,673
1,000,000	5.000% due 2/12/36 (a)	965,625

	Total FNMA	29,291,829

GNMA — 18.3%
	Government National Mortgage Association (GNMA):
910,000	5.000% due 1/22/36 (a)(b)	884,975
900,000	5.500% due 1/22/36 (a)(b)	895,781
15,900,000	6.000% due 1/22/36 (a)(b)	16,123,585

	Total GNMA	17,904,341

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $47,364,766)	47,196,170

ASSET-BACKED SECURITIES — 9.2%
Home Equity — 8.3%
387,015	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, 5.590% due 9/25/35 (c)(d)	387,599
758,691	ACE Securities Corp., Series 2006-SL2, Class A, 5.520% due 1/25/36 (c)(d)	759,354
68,156	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 6.550% due 8/25/32 (c)	68,622
541,878	Argent Securities Inc., Series 2006-W4, Class A2A, 5.410% due 5/25/36 (c)(d)	542,250
476,817	Bayview Financial Acquisition Trust, Series 2006-B, Class 2A1, 5.460% due 4/28/36 (c)(d)	477,125
590,000	Bear Stearns Asset Backed Securities, Series 2004-B01, Class 1A2, 5.700% due 9/25/34 (c)(d)	594,022
290,000	Countrywide Asset-Backed Certificates, Series 2004-05, Class M4, 6.410% due 6/25/34 (c)(d)	294,252
	Countrywide Home Equity Loan Trust:
730,498	Series 2006-D, Class 2A, 5.550% due 9/15/31 (c)(d)	731,001
932,812	Series 2006-RES, Class 4Q1B, 5.650% due 12/15/33 (c)(e)	933,960
142,218	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29	146,110
568,364	GSAMP Trust, Series 2006-S2, Class A2, 5.450% due 1/25/36 (c)(d)	568,728
712,417	Indymac Home Equity Loan Asset-Backed Trust, Series 2006-H1, Class A, 5.520% due 4/25/36 (c)(d)	712,913
981,704	Lehman XS Trust, Series 2006-14N, Class 1A1B, 5.560% due 9/25/46 (c)(d)	983,036
3,406	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (e)	3,393

See Notes to Financial Statements.

10         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Home Equity — 8.3% (continued)
$220,000	Novastar Home Equity Loan, Series 2004-01, Class M4, 6.320% due 6/25/34 (c)	$221,289
28,369	Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 7.000% due 4/25/32 (c)	28,401
700,238	SACO I Trust, Series 2006-4, Class A1, 5.520% due 2/25/34 (c)(d)	700,764
3,130	Sail Net Interest Margin Notes, Series 2003-003, Class A, 7.750% due 4/27/33 (e)	595

	Total Home Equity	8,153,414

Manufactured Housing — 0.1%
52,351	Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35	55,762

Student Loan — 0.8%
808,467	First Horizon ABS Trust, Series 2006-HE1, Class A, 5.510% due 10/25/34 (c)(d)	809,033

	TOTAL ASSET-BACKED SECURITIES (Cost — $8,999,639)	9,018,209

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.1%
902,042	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 5.294% due 6/25/45 (c)(d)	900,585
810,000	Banc of America Commercial Mortgage Inc., Series 2006-1, Class A4, 5.372% due 9/10/45 (c)(d)	813,037
529,609	Banc of America Mortgage Securities, Series 2005-H, Class 2A1, 4.810% due 9/25/35 (c)(d)	522,436
125,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32	139,290
355,990	Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A1, 5.447% due 7/16/34 (d)(e)	358,001
	Countrywide Alternative Loan Trust:
833,334	Series 2005-24, Class 4A1, 5.580% due 7/20/35 (c)(d)	835,808
771,682	Series 2005-59, Class 1A1, 5.680% due 11/20/35 (c)(d)	774,718
922,472	Series 2005-72, Class A1, 5.620% due 1/25/36 (c)(d)	924,031
903,500	Series 2006-OA06, Class 1A1A, 5.560% due 4/25/36 (c)(d)	902,448
647,550	Countrywide Home Loan, Mortgage Pass-Through Trust, Series 2005-9, Class 1A1, 5.650% due 5/25/35 (c)(d)	650,669
810,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.556% due 2/15/39 (c)(d)	823,521
593,146	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.984% due 8/25/35 (c)(d)	586,753
	Downey Savings and Loan Association Mortgage Loan Trust:
660,822	Series 2005-AR2, Class 2A1A, 5.560% due 3/19/45 (c)(d)	662,014
	Series 2006-AR1:
788,811	Class 1A1A, 5.747% due 4/19/36 (c)(d)	788,811
788,811	Class 1A1B, 5.747% due 4/19/36 (c)(d)	788,811
6,197,980	First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.528% due 5/17/32 (c)	145,175
686,114	GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1, 4.573% due 10/25/35 (c)(d)	679,505
	Harborview Mortgage Loan Trust:
813,115	Series 2004-08, Class 2A4A, 5.750% due 11/19/34 (c)(d)	816,262
866,975	Series 2004-11, Class 3A1A, 5.700% due 1/19/35 (c)(d)	871,126

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         11

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.1% (continued)
$757,487	Indymac Index Mortgage Loan Trust, Series 2005-AR1, Class 1A1, 5.263% due 3/25/35 (c)(d)	$763,674
297,176	Merit Securities Corp., Series 11PA, Class B2, 6.850% due 9/28/32 (c)(e)	257,579
963,036	Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.890% due 3/25/36 (c)(d)	971,826
692,339	Sequoia Mortgage Trust, Series 2003-2, Class A2, 5.747% due 6/20/33 (c)(d)	692,977
880,533	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, 5.670% due 10/25/35 (c)(d)	884,538
	Structured Asset Mortgage Investments Inc.:
133,014	Series 2005-AR3, Class 2A1, 7.310% due 8/25/35 (c)	135,799
	Series 2006-AR5:
872,246	Class 1A1, 5.560% due 5/25/36 (c)(d)	873,343
666,319	Class 2A1, 5.560% due 5/25/36 (c)(d)	668,317
793,003	Structured Asset Securities Corp., Series 2005 GELS, Class A, 5.630% due 4/25/35 (c)(d)	793,944
949,391	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.520% due 1/25/36 (c)(d)	948,673
	Washington Mutual Inc.:
700,000	Series 2005-AR07, Class A3, 4.425% due 8/25/35 (c)(d)	684,699
1,009,904	Series 2005-AR17, Class A1A1, 5.620% due 12/25/45 (c)(d)	1,013,434
623,790	Series 2005-AR19, Class A1A2, 5.640% due 12/25/45 (c)(d)	625,979
338,779	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 5.241% due 5/25/36 (c)(d)	336,445

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $22,548,168)	22,634,228

CONVERTIBLE BOND & NOTE — 0.1%
Automobiles — 0.1%
90,000	Ford Motor Co., 4.250% due 12/15/36 (Cost — $90,000)	96,637

CORPORATE BONDS & NOTES — 31.4%
Aerospace & Defense — 0.2%
50,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	50,625
175,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	182,000

	Total Aerospace & Defense	232,625

Airlines — 0.0%
10,181	Continental Airlines Inc., Pass-Through Certificates, Series 1998-1, Class C, 6.541% due 3/15/08	10,200

Automobiles — 0.9%
375,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (d)	367,113
	Ford Motor Co.:
	Debentures:
10,000	6.625% due 10/1/28	7,300
25,000	8.900% due 1/15/32	22,563
345,000	Notes, 7.450% due 7/16/31 (d)	272,550

See Notes to Financial Statements.

12         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Automobiles — 0.9% (continued)
	General Motors Corp., Senior Debentures:
$160,000	8.250% due 7/15/23	$149,600
5,000	8.375% due 7/15/33	4,650

	Total Automobiles	823,776

Building Products — 0.0%
45,000	Associated Materials Inc., Senior Discount Notes, step bond to yield 9.032% due 3/1/14	30,600

Capital Markets — 1.8%
49,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	54,390
100,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	101,192
220,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	215,492
100,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (c)	101,009
625,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10 (d)	609,679
	Morgan Stanley:
80,000	Medium-Term Notes, 5.824% due 10/18/16 (c)	80,595
600,000	Subordinated Notes, 4.750% due 4/1/14 (d)	574,540
20,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (e)	23,932

	Total Capital Markets	1,760,829

Chemicals — 0.5%
10,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (e)	9,800
61,000	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	63,135
125,000	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	135,000
75,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	81,938
135,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	140,062
50,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	48,625

	Total Chemicals	478,560

Commercial Banks — 1.8%
	Glitnir Banki HF:
190,000	Notes, 6.330% due 7/28/11 (e)	195,286
170,000	Subordinated Notes, 6.693% due 6/15/16 (c)(e)	175,671
340,000	Landsbanki Islands HF Notes, 6.100% due 8/25/11 (e)	346,014
150,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (c)(e)(f)	156,762
170,000	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16 (c)(e)(f)	170,100
510,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (d)	504,565
155,000	Wells Fargo & Co., Senior Notes, 5.300% due 8/26/11	155,777
100,000	Wells Fargo Capital X, 5.950% due 12/15/36	98,347

	Total Commercial Banks	1,802,522

Commercial Services & Supplies — 0.6%
50,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	51,500
	Allied Waste North America Inc., Senior Notes, Series B:
100,000	8.500% due 12/1/08	105,625
83,000	9.250% due 9/1/12	88,602

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         13

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Commercial Services & Supplies — 0.6% (continued)
$75,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	$83,129
250,000	Waste Management Inc., 6.375% due 11/15/12 (d)	262,125

	Total Commercial Services & Supplies	590,981

Consumer Finance — 3.8%
	Ford Motor Credit Co.:
	Notes:
650,000	7.375% due 10/28/09 (d)	651,793
410,000	7.875% due 6/15/10 (d)	413,713
	Senior Notes:
600,000	5.800% due 1/12/09 (d)	589,382
183,000	10.610% due 6/15/11 (c)(e)	195,545
	General Motors Acceptance Corp.:
70,000	Medium-Term Notes, 4.375% due 12/10/07	69,041
	Notes:
810,000	6.125% due 8/28/07 (d)	810,286
60,000	5.125% due 5/9/08	59,377
250,000	5.625% due 5/15/09	248,161
10,000	7.250% due 3/2/11	10,409
375,000	6.875% due 9/15/11 (d)	385,020
175,000	6.750% due 12/1/14	180,022
20,000	8.000% due 11/1/31	23,028
70,000	Senior Notes, 5.850% due 1/14/09	69,768

	Total Consumer Finance	3,705,545

Containers & Packaging — 0.3%
75,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	79,500
	Owens-Brockway Glass Container Inc.:
100,000	Senior Notes, 8.250% due 5/15/13	103,875
50,000	Senior Secured Notes, 7.750% due 5/15/11	51,625
25,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (g)	187
	Smurfit-Stone Container Enterprises Inc., Senior Notes:
43,000	9.750% due 2/1/11	44,559
50,000	8.375% due 7/1/12	49,250

	Total Containers & Packaging	328,996

Diversified Consumer Services — 0.0%
15,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (e)	15,787
20,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	21,300

	Total Diversified Consumer Services	37,087

Diversified Financial Services — 3.2%
160,000	Aiful Corp., Notes, 5.000% due 8/10/10 (e)	155,389
400,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17 (e)	394,884
45,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (e)	46,463

See Notes to Financial Statements.

14         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Diversified Financial Services — 3.2% (continued)
$330,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (e)	$350,625
550,000	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09 (d)	536,581
530,000	HSBC Finance Corp., Notes, 4.625% due 1/15/08 (d)	526,584
20,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (e)	20,400
	JPMorgan Chase & Co., Subordinated Notes:
340,000	6.625% due 3/15/12 (d)	359,023
390,000	5.125% due 9/15/14 (d)	384,096
200,000	TNK-BP Finance SA, 7.500% due 7/18/16 (e)	213,250
50,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	38,750
75,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	76,312

	Total Diversified Financial Services	3,102,357

Diversified Telecommunication Services — 1.9%
260,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (d)	256,632
25,000	Intelsat Subsidiary Holding Co., Ltd., Senior Notes, 10.484% due 1/15/12 (c)	25,344
200,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	215,971
16,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	16,980
	Qwest Communications International Inc., Senior Notes:
25,000	7.500% due 2/15/14	25,875
95,000	Series B, 7.500% due 2/15/14	98,325
	Qwest Corp.:
105,000	Debentures, 6.875% due 9/15/33	100,800
25,000	Notes, 8.875% due 3/15/12	27,969
425,000	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15 (d)	397,676
1,000,000	Telefonos de Mexico SA de CV, Senior Notes, 8.799% due 1/31/16	96,234
585,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (d)	598,029

	Total Diversified Telecommunication Services	1,859,835

Electric Utilities — 1.3%
	Duke Energy Corp., Senior Notes:
300,000	4.200% due 10/1/08 (d)	294,085
20,000	5.625% due 11/30/12	20,386
290,000	Exelon Corp., Bonds, 5.625% due 6/15/35 (d)	274,105
	FirstEnergy Corp., Notes:
150,000	Series B, 6.450% due 11/15/11	156,584
330,000	Series C, 7.375% due 11/15/31 (d)	376,958
160,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	161,911

	Total Electric Utilities	1,284,029

Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
100,000	7.250% due 6/15/10	95,750
27,000	8.875% due 3/15/11	26,730

	Total Food Products	122,480

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         15

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Health Care Providers & Services — 1.0%
$50,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	$54,375
50,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	49,500
45,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	46,125
75,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	78,562
	HCA Inc.:
	Senior Notes:
7,000	6.300% due 10/1/12	6,423
80,000	6.250% due 2/15/13	71,000
170,000	5.750% due 3/15/14	141,525
47,000	6.500% due 2/15/16	39,833
	Senior Secured Notes:
110,000	9.250% due 11/15/16 (e)	118,112
70,000	9.625% due 11/15/16 (e)	75,425
75,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	76,312
10,000	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	9,925
	Tenet Healthcare Corp., Senior Notes:
75,000	7.375% due 2/1/13	69,281
50,000	9.250% due 2/1/15	50,250
25,000	6.875% due 11/15/31	20,188
75,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	75,844

	Total Health Care Providers & Services	982,680

Hotels, Restaurants & Leisure — 0.9%
	Caesars Entertainment Inc.:
50,000	Senior Notes, 7.000% due 4/15/13	51,212
25,000	Senior Subordinated Notes, 8.125% due 5/15/11	26,281
30,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	30,825
75,000	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	76,875
50,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	48,687
150,000	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	148,500
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
25,000	7.125% due 8/15/14	25,469
50,000	6.875% due 2/15/15	50,375
25,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	24,625
75,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	76,125
75,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	76,500
	Station Casinos Inc.:
15,000	Senior Notes, 7.750% due 8/15/16	15,188
75,000	Senior Subordinated Notes, 6.500% due 2/1/14	67,031
125,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (e)	128,750

	Total Hotels, Restaurants & Leisure	846,443

Household Durables — 0.1%
50,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	55,500
50,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	52,500

	Total Household Durables	108,000

See Notes to Financial Statements.

16         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Household Products — 0.0%
$12,000	Spectrum Brands Inc., Senior Subordinated Notes, 7.375% due 2/1/15	$10,440

Independent Power Producers & Energy Traders — 0.7%
	AES Corp., Senior Notes:
100,000	9.375% due 9/15/10	109,125
25,000	7.750% due 3/1/14	26,500
50,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.370% due 4/1/11 (g)	54,000
25,000	Dynegy Holdings Inc., Senior Debentures, 7.125% due 5/15/18	24,500
50,000	Edison Mission Energy, Senior Notes, 7.730% due 6/15/09	52,000
	NRG Energy Inc., Senior Notes:
25,000	7.250% due 2/1/14	25,250
150,000	7.375% due 2/1/16	151,125
20,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	20,648
	TXU Corp., Senior Notes:
80,000	Series P, 5.550% due 11/15/14	76,347
100,000	Series R, 6.550% due 11/15/34	94,023

	Total Independent Power Producers & Energy Traders	633,518

Industrial Conglomerates — 0.5%
	Tyco International Group SA, Notes:
350,000	6.125% due 11/1/08 (d)	354,483
160,000	6.000% due 11/15/13	165,780

	Total Industrial Conglomerates	520,263

IT Services — 0.3%
250,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (d)	260,789
50,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	52,750

	Total IT Services	313,539

Machinery — 0.1%
50,000	Case New Holland Inc., Senior Notes, 7.125% due 3/1/14	51,000
65,000	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 11.980% due 4/15/14	58,825

	Total Machinery	109,825

Media — 3.3%
10,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	11,275
50,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Accreting Notes, step bond to yield 17.441% due 1/15/15	45,250
170,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	175,312
25,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (e)	26,094
190,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	184,812
325,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (d)	370,651
100,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	120,642
	Comcast Corp.:
10,000	5.875% due 2/15/18	9,913
140,000	Notes, 6.500% due 1/15/15	146,097

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         17

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Media — 3.3% (continued)
	CSC Holdings Inc.:
$50,000	Senior Debentures, Series B, 8.125% due 8/15/09	$52,063
50,000	Senior Notes, 6.750% due 4/15/12 (e)	49,000
	Dex Media West LLC/Dex Media Finance Co.:
50,000	Senior Notes, Series B, 8.500% due 8/15/10	52,188
48,000	Senior Subordinated Notes, Series B, 9.875% due 8/15/13	52,560
81,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	84,645
	EchoStar DBS Corp., Senior Notes:
135,000	6.625% due 10/1/14	131,962
50,000	7.125% due 2/1/16	50,250
50,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	43,000
500,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (d)	523,912
100,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	108,250
400,000	News America Inc., Notes, 5.300% due 12/15/14 (d)	393,852
100,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (e)	109,500
50,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (e)	55,812
10,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	10,375
290,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (d)	324,924
80,000	Viacom Inc., Senior Notes, 5.750% due 4/30/11	80,117

	Total Media	3,212,456

Metals & Mining — 0.3%
230,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	237,049

Multi-Utilities — 0.3%
270,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (d)	273,390

Multiline Retail — 0.0%
25,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	27,938

Office Electronics — 0.1%
75,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	76,969
50,000	Xerox Corp., Senior Notes, 6.400% due 3/15/16	51,312

	Total Office Electronics	128,281

Oil, Gas & Consumable Fuels — 5.2%
230,000	Amerada Hess Corp., Notes, 7.300% due 8/15/31 (d)	257,464
220,000	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31	250,358
	Anadarko Petroleum Corp., Senior Notes:
140,000	5.950% due 9/15/16	140,549
100,000	6.450% due 9/15/36	101,385
75,000	Chaparral Energy Inc., Senior Notes, 8.500% due 12/1/15	75,000
	Chesapeake Energy Corp., Senior Notes:
100,000	6.625% due 1/15/16	99,875
75,000	6.500% due 8/15/17	73,688
270,000	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07 (d)	266,878

See Notes to Financial Statements.

18         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 5.2% (continued)
$81,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	$85,354
500,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (d)	569,637
130,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	137,603
	El Paso Corp., Medium-Term Notes:
225,000	7.375% due 12/15/12	237,937
165,000	7.750% due 1/15/32	181,500
100,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	102,000
50,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	52,250
175,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (e)	226,625
230,000	Gazprom, Notes, 6.212% due 11/22/16 (e)	232,185
50,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	52,750
	Kerr-McGee Corp.:
80,000	6.950% due 7/1/24	85,420
460,000	Notes, 7.875% due 9/15/31 (d)	550,407
	Kinder Morgan Energy Partners LP:
150,000	6.750% due 3/15/11	156,215
30,000	Senior Notes, 6.300% due 2/1/09	30,413
25,000	OPTI Canada Inc., 8.250% due 12/15/14 (e)	25,813
20,000	Peabody Energy Corp., Series B, 6.875% due 3/15/13	20,600
	Pemex Project Funding Master Trust:
50,000	5.750% due 12/15/15	49,713
25,000	6.625% due 6/15/35	25,606
190,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	192,850
50,000	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17	48,000
50,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	49,125
10,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (e)	10,100
100,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	98,750
75,000	Swift Energy Co., Senior Notes, 7.625% due 7/15/11	76,687
75,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	75,187
	Williams Cos. Inc.:
	Notes:
25,000	7.875% due 9/1/21	26,938
250,000	8.750% due 3/15/32 (d)	283,750
75,000	Senior Notes, 7.625% due 7/15/19	80,625
40,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	43,506

	Total Oil, Gas & Consumable Fuels	5,072,743

Paper & Forest Products — 0.2%
210,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	220,481

Real Estate Investment Trusts (REITs) — 0.1%
75,000	Host Marriott LP, Senior Notes, Series O, 6.375% due 3/15/15	74,344

Textiles, Apparel & Luxury Goods — 0.2%
50,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	54,125
125,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	98,750

	Total Textiles, Apparel & Luxury Goods	152,875

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         19

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Thrifts & Mortgage Finance — 0.2%
	Countrywide Financial Corp., Medium-Term Notes:
$70,000	5.501% due 1/5/09 (c)	$70,023
80,000	Series B, 5.471% due 6/18/08 (c)	80,021

	Total Thrifts & Mortgage Finance	150,044

Tobacco — 0.4%
390,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (d)	424,320

Wireless Telecommunication Services — 1.1%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	26,000
50,000	iPCS Inc., Senior Notes, 11.500% due 5/1/12	55,750
	Nextel Communications Inc., Senior Notes:
205,000	Series D, 7.375% due 8/1/15	210,414
160,000	Series E, 6.875% due 10/31/13	161,817
	Sprint Capital Corp., Notes:
325,000	8.375% due 3/15/12 (d)	361,583
40,000	8.750% due 3/15/32	48,281
140,000	Sprint Nextel Corp., 6.000% due 12/1/16	136,698
50,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	54,250

	Total Wireless Telecommunication Services	1,054,793

	TOTAL CORPORATE BONDS & NOTES (Cost — $30,275,546)	30,723,844

SOVEREIGN BONDS — 2.9%
Brazil — 0.4%
	Federative Republic of Brazil, Collective Action Securities, Notes:
300,000	8.750% due 2/4/25 (d)	372,000
23,000	8.000% due 1/15/18	25,605

	Total Brazil	397,605

Colombia — 0.1%
	Republic of Colombia:
50,000	10.000% due 1/23/12	59,000
50,000	10.750% due 1/15/13	62,063

	Total Colombia	121,063

Italy — 0.3%
325,000	Region of Lombardy, 5.804% due 10/25/32 (d)	337,132

Mexico — 0.6%
	United Mexican States:
50,000	8.125% due 12/30/19	61,225
	Medium-Term Notes:
270,000	5.625% due 1/15/17 (d)	270,202
145,000	Series A, 5.875% due 1/15/14	149,132
66,000	Series XW, 10.375% due 2/17/09	72,947

	Total Mexico	553,506

See Notes to Financial Statements.

20         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Panama — 0.1%
	Republic of Panama:
$21,000	9.375% due 4/1/29	$28,087
99,000	6.700% due 1/26/36	103,455

	Total Panama	131,542

Russia — 0.8%
	Russian Federation:
58,333	8.250% due 3/31/10 (e)	60,988
175,000	11.000% due 7/24/18 (e)	253,750
410,000	5.000% due 3/31/30 (c)(e)	463,556

	Total Russia	778,294

Supranational — 0.6%
540,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12 (d)	575,001

	TOTAL SOVEREIGN BONDS (Cost — $2,758,462)	2,894,143

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 5.4%
U.S. Government Agencies — 2.0%
	Federal Home Loan Bank (FHLB):
	Bonds:
100,000	5.100% due 9/19/08	100,097
210,000	5.400% due 1/2/09	209,784
60,000	4.750% due 12/16/16	58,860
140,000	Series VB15, 5.000% due 12/21/15	139,950
710,000	Global Bonds, 5.500% due 7/15/36 (d)	743,607
130,000	Federal Home Loan Mortgage Corp. (FHLMC), Medium-Term Notes, 5.550% due 12/11/08	129,976
	Federal National Mortgage Association (FNMA), Notes:
260,000	5.000% due 9/15/08 (d)	259,816
50,000	5.400% due 4/13/09	50,017
270,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	301,997

	Total U.S. Government Agencies	1,994,104

U.S. Government Obligations — 3.4%
	U.S. Treasury Bonds:
1,200,000	6.000% due 2/15/26 (d)	1,361,345
10,000	6.125% due 11/15/27	11,605
100,000	6.125% due 8/15/29 (h)	116,906
135,000	5.375% due 2/15/31 (h)	144,651
320,000	4.500% due 2/15/36 (d)	304,400
	U.S. Treasury Notes:
30,000	4.625% due 10/31/11	29,900
80,000	4.500% due 11/30/11	79,313
3,020,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.343% due 11/15/24 (d)	1,258,108

	Total U.S. Government Obligations	3,306,228

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $5,202,864)	5,300,332

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         21

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 5.7%
	U.S. Treasury Bonds, Inflation Indexed:
$1,311,827	2.000% due 1/15/16 (d)	$1,267,041
244,061	2.000% due 1/15/26	229,608
	U.S. Treasury Notes, Inflation Indexed:
191,772	0.875% due 4/15/10	181,869
1,260,919	2.375% due 4/15/11 (d)	1,256,290
2,608,486	2.500% due 7/15/16 (d)	2,629,070

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $5,571,985)	5,563,878

Shares
COMMON STOCKS (j) — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
176,627	Home Interiors & Gifts Inc. (k)	1,766

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
1,014	Axiohm Transaction Solutions Inc. (k)*	0

MATERIALS — 0.0%
Chemicals — 0.0%
866	Applied Extrusion Technologies Inc., Class B Shares (i)*	5,196

	TOTAL COMMON STOCKS (Cost — $100,699)	6,962

ESCROWED SHARES (j)(k) — 0.0%
125,000	Breed Technologies Inc. *	0
26,481	Vlasic Foods International Inc. *	530

	TOTAL ESCROWED SHARES (Cost — $0)	530

Warrants
WARRANTS — 0.0%
1,250	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	41,563
114,845	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (j)*	0

	TOTAL WARRANTS (Cost — $0)	41,563

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $122,912,129)	123,476,496

See Notes to Financial Statements.

22         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 22.0%
Repurchase Agreement — 22.0%
$21,520,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity — $21,532,601; (Fully collateralized by various U.S. government agency obligations & Treasury Notes and Bonds, 0.000% to 8.000% due 2/23/07 to 8/15/24; Market value — $21,950,425) (Cost — $21,520,000) (d)	$21,520,000

Shares
Securities Purchased from Securities Lending Collateral — 0.0%
6,279	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $6,279)	6,279

	TOTAL SHORT-TERM INVESTMENTS (Cost — $21,526,279)	21,526,279

	TOTAL INVESTMENTS — 148.0% (Cost — $144,438,408 #)	145,002,775
	Liabilities in Excess of Other Assets — (48.0)%	(47,034,384)

	TOTAL NET ASSETS — 100.0%	$97,968,391

*	Non-income producing security.
(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(b)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).
(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.
(d)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, TBA’s and mortgage dollar rolls.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is currently in default.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(i)	All or a portion of security is on loan.
(j)	Illiquid security.
(k)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is $144,457,009.

Abbreviation used in this schedule:
IO	— Interest Only

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
27	U.S. Treasury Notes 10 Year Futures, Call	2/23/07	$110.00	$1,688
1	U.S. Treasury Notes 10 Year Futures, Call	2/23/07	111.00	31
26	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	107.00	12,594
27	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	106.00	5,484

	TOTAL OPTIONS WRITTEN (Premiums received — $23,564)			$19,797

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         23

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $122,918,408)	$123,482,775
Repurchase agreement, at value (Cost — 21,520,000)	21,520,000
Cash	262
Interest receivable	807,208
Receivable for securities sold	369,704
Receivable for Fund shares sold	12,076
Prepaid expenses	1,452
Receivable from manager	1,436

Total Assets	146,194,913

LIABILITIES:
Payable for securities purchased	47,992,558
Investment management fee payable	54,404
Payable for Fund shares repurchased	37,013
Payable to broker — variation margin on open futures contracts	30,383
Options written, at value (premium received $23,564)	19,797
Payable for loaned securities collateral (Notes 1 and 3)	6,279
Directors’ fees payable	2,872
Deferred dollar roll income	1,152
Accrued expenses	82,064

Total Liabilities	48,226,522

Total Net Assets	$97,968,391

NET ASSETS:
Par value (Note 5)	$9,564
Paid-in capital in excess of par value	98,063,510
Overdistributed net investment income	(1,612)
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(649,331)
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	546,260

Total Net Assets	$97,968,391

Shares Outstanding
Class I	9,563,967

Net Asset Value
Class I	$10.24

See Notes to Financial Statements.

24         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Interest	$6,072,732
Dividends	2,981
Income from securities lending	279

Total Investment Income	6,075,992

EXPENSES:
Investment management fee (Note 2)	662,969
Shareholder reports	64,824
Audit and tax	33,730
Legal fees	28,266
Restructuring fees (Note 9)	17,888
Directors’ fees (Note 9)	14,214
Custody fees	5,664
Insurance	2,104
Registration fees	1,025
Transfer agent fees	178
Miscellaneous expenses	15,633

Total Expenses	846,495
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(3,721)

Net Expenses	842,774

Net Investment Income	5,233,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(547,975)
Futures contracts	(62,306)
Options written	14,506
Foreign currency transactions	(181)

Net Realized Loss	(595,956)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	383,725
Futures contracts	(38,048)
Options written	3,767
Foreign currencies	69

Change in Net Unrealized Appreciation/Depreciation	349,513

Net Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(246,443)

Increase in Net Assets From Operations	$4,986,775

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         25

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$5,233,218	$4,737,401
Net realized gain (loss)	(595,956)	3,090,760
Change in net unrealized appreciation/depreciation	349,513	(5,252,369)

Increase in Net Assets From Operations	4,986,775	2,575,792

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1):
Net investment income	(5,240,003)	(4,943,653)
Net realized gains	(93,746)	(2,901,347)

Decrease in Net Assets From Distributions to Shareholders	(5,333,749)	(7,845,000)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	13,942,599	14,786,584
Reinvestment of distributions	5,333,749	7,845,000
Cost of shares repurchased	(24,092,749)	(16,969,427)

Increase (Decrease) in Net Assets From Fund Share Transactions	(4,816,401)	5,662,157

Increase (Decrease) in Net Assets	(5,163,375)	392,949
NET ASSETS:
Beginning of year	103,131,766	102,738,817

End of year*	$97,968,391	$103,131,766

* Includes overdistributed net investment income of:	$(1,612)	$(12,995)

See Notes to Financial Statements.

26         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares	2006(1)		2005(1)		2004		2003	2002
Net Asset Value, Beginning of Year	$10.31		$10.88		$10.89		$10.39	$10.02

Income (Loss) From Operations:
Net investment income	0.54		0.50		0.52		0.56	0.51
Net realized and unrealized gain (loss)	(0.02)		(0.23)		0.20		0.81	0.37

Total Income From Operations	0.52		0.27		0.72		1.37	0.88

Less Distributions From:
Net investment income	(0.58)		(0.53)		(0.53)		(0.61)	(0.51)
Net realized gains	(0.01)		(0.31)		(0.20)		(0.26)	—

Total Distributions	(0.59)		(0.84)		(0.73)		(0.87)	(0.51)

Net Asset Value, End of Year	$10.24		$10.31		$10.88		$10.89	$10.39

Total Return(2)	5.03%		2.47%		6.65%		13.23%	8.84%

Net Assets, End of Year (000s)	$97,968		$103,132		$102,739		$97,277	$77,332

Ratios to Average Net Assets:
Gross expenses	0.83	%†	0.96%		0.98%		1.00%	1.03%
Net expenses	0.83	(3)(4)†	0.96	(4)	0.98	(4)	1.00 (4)	1.02 (3)
Net investment income	5.13		4.58		4.76		4.96	5.80

Portfolio Turnover Rate	209	%(5)	104	%(5)	70	%(5)	72%	54%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets other than interest, brokerage, taxes and extraordinary expenses of class I shares will not exceed 1.00%.
(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate for the year ended December 31, 2006, 2005 and 2004 would have been 619%, 533% and 441%, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.81% (Note 9).

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         27

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Strategic Bond Portfolio (formerly known as Salomon Brothers Variable Strategic Bond Fund) (the “Fund”), is a separate diversified investment fund of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pensions or other qualified plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations maturing within of 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin.

28         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked- to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         29

Notes to Financial Statements (continued)

Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

30         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

(i) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(m) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(n) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Losses	Paid-in Capital
(a)	$ 35,865	$ (463)	$(35,402)
(b)	(17,697)	17,697	—

(a)	Reclassifications are primarily due to a taxable overdistribution, distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         31

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Funds remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 30 basis points on the assets managed by Western Asset Limited.

During the year ended December 31, 2006, the Fund’s Class I shares had expense limitations in place of 1.00% of it’s average daily net assets. During the year ended December 31, 2006, SBAM and LMPFA waived a portion of their investment management fee in the amount of $2,285. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses amounting to $1,436.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) are co-distributors of the Fund. LMIS is a wholly owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$74,043,185	$209,354,346

Sales	50,123,275	209,856,352

32         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,215,248
Gross unrealized depreciation	(669,482)

Net unrealized appreciation	$545,766

At December 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Germany 10 Year Bonds	36	3/07	$5,553,250	$5,512,078	$(41,172)
LIBOR Futures	46	9/07	10,648,192	10,643,935	(4,257)
U.S. Treasury 2 Year Notes	48	3/07	9,819,303	9,793,500	(25,803)
U.S. Treasury 5 Year Notes	199	3/07	20,998,847	20,907,438	(91,409)

					$(162,641)

Contracts to Sell:
U.S. Treasury Bonds	11	3/07	$1,244,609	$1,225,812	18,797
U.S. Treasury 10 Year Notes	183	3/07	19,788,718	19,666,781	121,937

					$140,734

Net Unrealized Loss on Open Futures Contracts					$(21,907)

During the year ended December 31, 2006, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding December 31, 2005	—	—
Options written	421	$114,264
Options closed	(340)	(90,700)
Options expired	—	—

Options written, outstanding December 31, 2006	81	$23,564

At December 31, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $41,985,540. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at December 31, 2006 included Bear Stearns ($18,226,067) and Bank of New York ($10,225,151).

For the year ended December 31, 2006, the Fund recorded interest income of $278,620 related to such mortgage rolls.

At December 31, 2006, the Fund held TBA securities with a cost of $47,880,145.

At December 31, 2006, the Fund loaned securities having a market value of $5,196. The Fund received cash collateral amounting to $6,279 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         33

Notes to Financial Statements (continued)

4.	Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2006, the commitment fee allocated to the Fund was $5,515. Since the line of credit was established, there have been no borrowings. Effective November 17, 2006, the line of credit was terminated.

5.	Capital Shares

At December 31, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Class I
Shares sold	1,342,934	1,349,116
Shares issued on reinvestment	520,438	756,360
Shares repurchased	(2,301,618)	(1,549,695)

Net Increase (Decrease)	(438,246)	555,781

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2006, the Fund had not issued any Class II shares.

6.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions Paid From:
Ordinary Income	$5,240,092	$6,322,963
Net Long-term Capital Gains	93,657	1,522,037

Total Taxable Distributions	$5,333,749	$7,845,000

34         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(456,730)
Other book/tax temporary differences(a)	(175,612)
Unrealized appreciation/(depreciation)(b)	527,659

Total accumulated earnings/(losses) — net	$(104,683)

*	As of December 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2014	$(456,730)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain future contracts, the deferral of post-October capital and currency losses for tax purposes and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         35

Notes to Financial Statements (continued)

interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

36         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

9. Special Shareholder Meeting and Reorganization

Shareholders at the December Shareholder Meeting approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

10.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report         37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Variable Portfolios I, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments and options written, of Legg Mason Partners Variable Strategic Bond Portfolio (formerly Salomon Brothers Variable Strategic Bond Fund ), a series of Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Funds Inc), as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountant whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Strategic Bond Portfolio as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2007

38         Legg Mason Partners Variable Strategic Bond Portfolio 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Variable Strategic Bond Portfolio (formerly known as Salomon Brothers Variable Strategic Bond Fund, (the “Fund”) are managed under the direction of the Board of Directors of the Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (the “Company”). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	35	None

Daniel P. Cronin c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	32	None

Leslie H. Gelb c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow; The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	32	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone Advisors”)

William R. Hutchinson c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); formerly Group Vice President, Mergers & Acquisitions, BP Amoco p.l.c.	42	Director, Associated Banc-Corp.

Dr. Riordan Roett c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Legg Mason Partners Variable Strategic Bond Portfolio         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law; formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	32	Director of two registered investment companies advised by Blackstone Advisors
Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

40         Legg Mason Partners Variable Strategic Bond Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Legg Mason Partners Variable Strategic Bond Portfolio         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A
*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA or certain of its affiliates.

42         Legg Mason Partners Variable Strategic Bond Portfolio

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions as to the following proposals: (1) Elect Board Members, (2) Regroup and Reorganize the Fund and (3) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Paul R. Ades	64,709,967.850	1,305,841.081	0.000
Andrew L. Breech	64,737,763.514	1,278,045.417	0.000
Dwight B. Crane	64,720,339.063	1,295,469.868	0.000
Robert M. Frayn, Jr.	64,679,716.228	1,336,092.703	0.000
Frank G. Hubbard	64,725,950.417	1,289,858.514	0.000
Howard J. Johnson	64,658,954.128	1,356,854.803	0.000
David E. Maryatt	64,756,817.922	1,258,991.009	0.000
Jerome H. Miller	64,635,304.483	1,380,504.448	0.000
Ken Miller	64,745,957.175	1,269,851.756	0.000
John J. Murphy	64,676,372.337	1,339,436.594	0.000
Thomas F. Schlafly	64,739,023.148	1,276,785.783	0.000
Jerry A. Viscione	64,708,330.698	1,307,478.233	0.000
R. Jay Gerken, CFA	64,589,947.400	1,425,861.531	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Regroup and Reorganize Fund

Item Voted On	Votes For	Votes Against	Abstentions
Agreement and Plan of Reorganization	8,624,927.308	48,736.271	182,467.970

Proposal 3: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions
Borrowing Money	8,581,161.119	99,283.618	175,680.812
Underwriting	8,595,504.690	79,343.797	181,277.062
Lending	8,580,415.899	105,191.378	170,518.272
Issuing Senior Securities	8,601,182.599	79,088.959	175,853.991
Real Estate	8,562,424.161	102,837.678	190,863.710
Commodities	8,589,339.628	85,322.629	181,463.292
Concentration	8,599,883.225	64,901.619	191,340.705
Diversification	8,612,160.657	68,272.620	175,692.272
Investment in Other Investment Companies	8,596,646.375	95,561.483	163,917.691

Legg Mason Partners Variable Strategic Bond Portfolio         43

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the taxable year ended December 31, 2006:

Record Date:	6/22/06
Payable Date:	6/23/06

Long-Term Capital Gain Distributions Paid Per Share	$0.009491

Please retain this information for your records.

44         Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners

Variable Strategic

Bond Portfolio

DIRECTORS Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Riordan Roett Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Strategic Bond Portfolio and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2007 Legg Mason Investor Services, LLC Member NASD, SIPC

FD04118 12/07	SR07-269

Legg Mason Partners Variable

Strategic Bond Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios I Inc, a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,500 in 2005 performed by PwC and $153,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $26,285 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Portfolio I, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $26,183 in 2005 performed by PwC and $44,435 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Portfolio I, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Legg Mason Partners Variable Portfolio I, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Portfolio I, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios I, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Portfolios I, Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Portfolios I, Inc.

Date:	March 9, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Variable Portfolios I, Inc.

Date:	March 9, 2007